UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2021

 BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
5055 Wilshire Boulevard Suite 500, Los Angeles, California 90036
(Address of principal executive offices, including zip code)

(323) 634-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 14, 2021, Broadway Financial Corporation (the “Company”) and CFBanc Corporation (“CFBanc”) entered into an amendment to their previously reported Agreement and Plan of Merger, dated August 25, 2020 (the “merger agreement”) for the purpose of modifying in certain respects the form of amended and restated certificate of incorporation for the Company, attached as Exhibit A to the merger agreement, that will become effective upon completion of the merger. The modifications include:

•
providing for the  increase, from 50,000,000 to 75,000,000, in the number of shares of common stock with full voting rights the Company will be authorized to issue, if such increase is approved by the holders of the Company’s voting common stock prior to the completion of the merger; and

•
expanding the statement of public benefit corporation purposes for the Company that will become effective upon completion of the merger if conversion to a Delaware public benefit corporation is approved by the holders of the Company’s voting common stock prior to the completion of the merger.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On January 14, 2021, the Company entered into amendments to its respective employment agreements with Brenda J. Battey, the Company’s Chief Financial Officer, Norman Bellefeuille, the Company’s Chief Lending Officer, and Ruth McCloud, the Company’s Chief Retail Banking Officer. Pursuant to the existing terms of the employment agreements, each of the executives would be entitled to receive specified severance payments in the event of termination of the employment of the executive by the Company without Cause or by the executive for Good Reason (each as defined in the employment agreements).   Pursuant to the amended terms of the employment agreements, each of the executives would be entitled to receive the specified severance payments in the event of termination of his or her employment by the Company or the executive for any reason, other than termination of the employment of the executive by the Company for Cause (as defined in the employment agreements).

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 14, 2021, by and between Broadway Financial Corporation and CFBanc Corporation
10.1	Amendment to Employment Agreement for Brenda J. Battey, dated as of January 14, 2021
10.2	Amendment to Employment Agreement for Norman Bellefeuille, dated as of January 14, 2021
10.3	Amendment to Employment Agreement for Ruth McCloud, dated as of January 14, 2021

Additional Information and Where to Find it

This report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This report relates to a proposed business combination (the “proposed transaction”) between the Company and CFBanc. In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of the Company and CFBanc and a prospectus of the Company (the “Joint Proxy/Prospectus”). The Company also plans to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any definitive Joint Proxy/Prospectus (if and when available) will be mailed or otherwise provided to stockholders of the Company and CFBanc. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND CFBANC ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about the Company and CFBanc, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company’s website at https://www.broadwayfederalbank.com/financial-highlights.  Copies of the Registration Statement and the Joint Proxy/Prospectus can also be obtained, when it becomes available, free of charge by directing a request to Broadway Financial Corporation, 5055 Wilshire Boulevard Suite 500, Los Angeles, California 90036, Attention: Investor Relations, Telephone: (323) 556-3264, or by email to investor.relations@broadwayfederalbank.com, or to CFBanc Corporation, 1432 U Street, NW DC 20009, Attention: Audrey Phillips, Corporate Secretary, Telephone: (202) 243-7141.

Certain Information Concerning Participants

The Company, CFBanc and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on May 20, 2020. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy/Prospectus and other relevant materials to be filed with the SEC when they become available. These documents, when available, can be obtained free of charge from the sources indicated above. Investors should read the Joint Proxy/Prospectus carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Information

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements; however the absence of these words does not mean the statements are not forward-looking. Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any decline in global economic conditions or the stability of credit and financial markets; the expected timing and likelihood of completion of the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of the Company or of CFBanc may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all or failure to close the proposed transaction for any other reason, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company Common Stock, the risk relating to the potential dilutive effect of shares of Company Common Stock to be issued in the proposed transaction, the risk of any unexpected costs or expenses resulting from the proposed transaction,  the risk of any litigation relating to the proposed transaction, the risk of possible adverse rulings, judgments, settlements and other outcomes of pending litigation,  the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company and CFBanc to retain customers and retain and hire key personnel and maintain relationships with their customers and on their operating results and businesses generally, the risk the pending proposed transaction could distract management of both entities and that they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, or that the entities may not be able to successfully integrate the businesses, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control. Additional factors that could cause results to differ materially from those described above can be found in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings, which have been filed with the SEC and are available on the Company’s website at https://www.broadwayfederalbank.com/financial-highlights and on the SEC’s website at http://www.sec.gov.

Actual results may differ materially from those contained in the forward-looking statements in this report. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

/s/ Brenda J. Battey
Date: January 14, 2021	Brenda J. Battey
Chief Financial Officer